UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 25, 2009

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iMergent, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-32277	87-0591719
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10201 South 51st Street, Phoenix, AZ  85044

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (801) 227-0004

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws Change in Fiscal Year;

(b) On November 23, 2009, the Board of Directors of iMergent, Inc. (the “Company”) authorized a change in the Company’s fiscal year end to   December 31 from June 30, effective for fiscal year 2010. The Company plans to report its financial results for the six month transition period of July 1, 2009 through December 31, 2009 on an Annual Report on Form 10-K and to thereafter file reports for each twelve month period ended December 31 of each year, beginning with the twelve month period ended December  31, 2010.

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Exhibit

Number                 Description

99.1                        Press Release “iMergent announce Change of Fiscal Year”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iMergent, Inc

By:	/s/ Jonathan Erickson
Jonathan Erickson Chief Financial Officer

Date:  November 25, 2009